 EXHIBIT 10.11

CONSENT OF CHIEF ACCOUNTING OFFICER NOMINEE

In connection with the filing by Glucose Health, Inc. (the “Company”) of a Registration Statement on Form S-1 (together with any amendments or supplements thereto, the “Registration Statement”) with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), the undersigned hereby consents to being named in the Registration Statement, as nominee to the position of Chief Accounting Officer (Principal Accounting Officer, Principal Financial Officer).

November 24, 2022

By:	/s/ Sarah Berman
Name:	Sarah Berman